LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 30, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MARCH 31, 2017, OF

CLEARBRIDGE LARGE CAP GROWTH FUND

THE FOLLOWING CHANGES ARE EFFECTIVE AS OF DECEMBER 1, 2017:

1)	The contractual management fee schedule for the fund is reduced.

The following replaces the fee table and footnotes and expense example in the section of the fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund” and supersedes anything to the contrary in the fund’s Prospectus:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS	Class O
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75[1,2]	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None	None	None
Small account fee[5]	$15	$15	None	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS	Class O
Management fees	0.66	0.66	0.66	0.66	0.66	0.66	0.66
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	None	None	None
Other expenses	0.15[6]	0.14[6]	0.23[7]	0.17[6]	0.09[6]	0.03[6]	0.09[6]
Total annual fund operating expenses[8]	1.06[9]	1.80[9]	1.14[9]	1.33	0.75[9]	0.69[9]	0.75[9]
Fees waived and/or expenses reimbursed[10]	—	—	(0.03)	—	—	—	—
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.06	1.80	1.11	1.33	0.75	0.69	0.75

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).

[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.

[4]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]	If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[6]	“Other expenses” have been restated to reflect current fees.

[7]	“Other expenses” for Class FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

[8]	Total annual fund operating expenses have been restated to reflect current management fees.

[9]	Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights contained in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[10]	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.10% for Class A shares, 1.90% for Class C shares, 1.10% for Class FI shares, 1.40% for Class R shares, 0.80% for Class I shares, 0.70% for Class IS shares and 0.74% for Class O shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) exceed the expense cap for Class FI and Class O shares as a result of acquired fund fees and expenses. These arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	677	893	1,126	1,795
Class C (with redemption at end of period)	283	567	975	2,116
Class C (without redemption at end of period)	183	567	975	2,116
Class FI (with or without redemption at end of period)	113	356	621	1,380
Class R (with or without redemption at end of period)	135	421	728	1,600
Class I (with or without redemption at end of period)	77	240	417	930
Class IS (with or without redemption at end of period)	70	221	384	859
Class O (with or without redemption at end of period)	77	240	417	930

The first paragraph in the section of the fund’s Prospectus titled “More on fund management – Management fee” is replaced with the following text:

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.700% of assets up to and including $1 billion; 0.680% of assets over $1 billion and up to and including $2 billion; 0.650% of assets over $2 billion and up to and including $5 billion; 0.600% of assets over $5 billion and up to and including $10 billion; and 0.500% of assets over $10 billion.

The following replaces the investment management fee schedule in the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Manager”:

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate (%)
First $1 billion	0.700
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

2)	The following disclosure amends and restates the second bullet point of the fourth paragraph of the section of the Prospectus titled “Share price” to address a change in the valuation of short-term fixed income securities that mature in 60 days or less:

•	The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

Please retain this supplement for future reference.

CBAX419732

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